KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Bennett E. Bidwell)
                                            Bennett E. Bidwell, Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Deborah A. Kitchens)
                                            Deborah A. Kitchens, Vice
                                            President, Controller and
                                            Chief Accounting Officer

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Earnest H. Clark, Jr.)
                                            Earnest H. Clark, Jr., Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Farah M. Walters)
                                            Farah M. Walters, Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint Luke R. Corbett and Tom J. McDaniel, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (John C. Linehan)
                                            John C. Linehan, Executive Vice
                                            President and Chief Financial
                                            Officer

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY



        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (John J. Murphy)
                                            John J. Murphy, Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (John J. Nevin)
                                            John J. Nevin, Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director or Officer or both, as the case may be, of the Company, does hereby appoint Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director or Officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Luke R. Corbett)
                                            Luke R. Corbett, Chairman of the
                                            Board, Chief Executive Officer and
                                            Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Martin C. Jischke)
                                            Martin C. Jischke, Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Robert S. Kerr, Jr.)
                                            Robert S. Kerr, Jr., Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Paul M. Anderson)
                                            Paul M. Anderson, Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Richard M. Rompala)
                                            Richard M. Rompala, Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director or Officer or both, as the case may be, of the Company, does hereby appoint Luke R. Corbett and John C. Linehan his true and lawful attorney-in-fact and agent with power to act and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director or Officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (Tom J. McDaniel)
                                            Tom J. McDaniel, Vice Chairman of
                                            Board and Director

                             KERR-McGEE CORPORATION


                                POWER OF ATTORNEY




        WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.


        NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C.
Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


        IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of March, 1997.




                                            (William C. Morris)
                                            William C. Morris, Director